UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8338

Salomon Brothers Emerging Markets Floating Rate Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 446-1013

Date of fiscal year end:  February 29
Date of reporting period: February 29, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

------------------------
Letter from the Chairman

DEAR SHAREHOLDER,

I am pleased to report that the Salomon Brothers Emerging           [R. Jay Gerken Photo]
Markets Floating Rate Fund Inc. performed well during the 12        R. JAY GERKEN, CFA
months ended February 29, 2004. The fund returned 31.55%,           Chairman and Chief
based on its New York Stock Exchange ('NYSE') market price          Executive Officer
and 28.37% based on its net asset value ('NAV')(i) per share.
In comparison, its benchmark, the unmanaged J.P. Morgan
Emerging Markets Bond Index Plus ('EMBI'),(ii) returned
23.02% and its Lipper emerging markets debt closed-end funds category average was 28.07% over the same time frame.(iii)
Please note that Lipper performance returns are based on
each fund's NAV.

During this 12-month period, the fund distributed dividends to shareholders totaling $1.05 per share. The performance table shows the fund's 12-month total return based on its NAV and market price as of February 29, 2004. PAST
PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
                               FUND PERFORMANCE
                           AS OF FEBRUARY 29, 2004

                           [Fund Performance Graph]

                                                           12-Month
      Price Per Share                                    Total Return
      ---------------------------------------------------------------
      $13.28 (NAV)                                          28.37%
      ---------------------------------------------------------------
      $13.69 (NYSE)                                         31.55%
      ---------------------------------------------------------------

      All figures represent past performance and are not a guarantee of future results.

      Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in
      additional shares.
--------------------------------------------------------------------------------


MARKET OVERVIEW

Emerging markets debt returned a strong 23.02% during the fund's fiscal year as represented by the EMBI+, continuing a rally extending back into the fourth quarter of 2002. However, as opposed to the rally in the final quarter of 2002, which was primarily a rebound from an over-sold market position, performance over the fiscal year increasingly focused on improving country fundamentals. The positive macro environment over the period has been supportive of improving credit quality across the emerging markets, which when combined with continued progress on political and economic reforms in many Latin American countries, encouraged broader investor participation in emerging markets debt. In addition, the improving credit quality of the market

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

may have caused some investors to change their allocation to emerging markets from tactical to strategic, further strengthening technical support for the market.

An increasingly stable U.S. economy also contributed to the rally in the emerging markets. Concerns about the economic impact of the war in Iraq did not prove as extended as first expected. The quicker-than-anticipated resolution to these concerns, combined with higher industrial productivity and stabilization in the unemployment rate, boosted equity returns in the U.S., further contributing to a positive investment environment in emerging markets.

The rally in emerging markets was generally supported by positive returns in the U.S. Treasury bond market in 2003. In July, U.S. Treasury bond prices dropped following a report stating that economic growth sharply accelerated, which prompted investors to question if the Fed's rate-cutting cycle had about run its course. Accordingly, the rally in emerging markets was temporarily halted in July and resumed at a less torrid pace during the rest of the year. Investors were encouraged by the relative stability of emerging market spreads during this volatile Treasury market. During the month of July, when the U.S. Treasury 10 year declined 7.17%, spreads on the EMBI+ Index actually tightened by 15 basis points.(iv) In other periods of comparable Treasury volatility, emerging markets have experienced dramatic spread widening.

Low interest rates created a favorable environment for all emerging economies and have been key to the technical strength in the market, encouraging investors to assume credit risk by focusing on higher-yielding securities. Those with economic policies perceived by investors as strong (such as Brazil) experienced real improvement in credit quality, while those with sub-optimal policies (such as Ecuador) gained a reprieve. Ecuador and Brazil were the best performers in the index over the past 12 months.

Significant strength in commodity markets, including metals, agriculture and oil, provided positive support for many emerging market countries, as commodities exports are an important source of growth for emerging economies. Oil prices remained high during the past 12 months and rose from $30 to over $36 per barrel over the three months ending in February 2004. Revenues from oil production contributed to positive performance in Ecuador, Russia and Venezuela.

Spreads tightened during the 12-month period ending February 29, 2004, closing at 449 basis points over U.S. Treasuries. Over the same period, 12-month return volatility stood at 7.47%,(v) substantially below long-term historical levels of 16%.

FACTORS IMPACTING FUND PERFORMANCE

The fund's overweight positions in Ecuador and Brazil were the primary contributors to its outperformance in the 12-month period ending February 29, 2004. The fund's underweight position in Venezuela during the early part of the 12-month period detracted from our relative fund performance; however, we increased its position in Venezuela to market weight in the latter part of the period. While we maintained our positive outlook on emerging markets debt throughout the past 12 months, we reduced the extent of the fund's overweight to the market as spreads tightened over the course of the 12 months. Specifically, we reduced the magnitude of the fund's overweight in Ecuador and Brazil in December, primarily through security selection. The fund's use of leverage also positively contributed to performance. As of the period's close, the

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

yields on emerging markets debt securities remained competitive to those on many other classes of fixed-income securities.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

LOOKING FOR ADDITIONAL INFORMATION?

The fund is traded under the symbol 'EFL' and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under symbol XEFLX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly allocation press release that can be found on most major financial web sites as well as www.citigroupassetmanagement.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund's current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken, CFA
Chairman and Chief Executive Officer
March 17, 2004

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 29, 2004 and are subject to change. Please refer to pages 5 and 6 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

RISKS: Foreign securities are subject to certain risks of overseas investing including currency fluctations and changes in political and economic conditions, which could result in significant market fluctations. These risks are magnified in emerging or developing markets.

  (i) NAV is a price that reflects the value of the fund's underlying portfolio plus other assets, less the fund's liabilities. However, the price at which an investor may buy or sell shares of the fund is at the fund's market price as determined by supply of and demand for the fund's common shares, which may be more or less than the fund's NAV.

 (ii) The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar- denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

(iii) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 29, 2004, calculated among the 12 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any.

 (iv) A basis point is one one-hundredth (1/100 or 0.01) of one percent.

  (v) Source: J.P. Morgan.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

-----------------------
Schedule of Investments
February 29, 2004

   FACE
  AMOUNT                                    SECURITY (a)                             VALUE
---------------------------------------------------------------------------------------------
Sovereign Bonds  -- 94.8%
Brazil  -- 30.9%
                    Federal Republic of Brazil (b):
$ 4,100,000          DCB, Series L, 2.063% due 4/15/12..........................  $ 3,531,125
  4,611,538          FLIRB, Series L, 2.000% due 4/15/09........................    4,254,144
  5,535,484          MYDFA, 2.000% due 9/15/07..................................    5,109,705
  5,451,569          NMB, 2.063% due 4/15/09....................................    5,001,815
                                                                                  -----------
                                                                                   17,896,789
                                                                                  -----------
Bulgaria  -- 5.4%
  3,197,619         Republic of Bulgaria, FLIRB, Series A, 2.000% due 7/28/12
                     (b)........................................................    3,153,652
                                                                                  -----------

Colombia  -- 6.1%
                    Republic of Colombia:
    900,000          7.625% due 2/15/07.........................................      976,500
  1,770,000          8.700% due 2/15/16.........................................    1,734,600
    650,000          11.750% due 2/25/20........................................      801,125
                                                                                  -----------
                                                                                    3,512,225
                                                                                  -----------
Ecuador  -- 6.8%
                    Republic of Ecuador:
  1,650,000          12.000% due 11/15/12.......................................    1,644,225
  2,775,000          7.000% due 8/15/30 (b).....................................    2,303,944
                                                                                  -----------
                                                                                    3,948,169
                                                                                  -----------
Mexico  -- 5.5%
                    United Mexican States:
  1,600,000          8.375% due 1/14/11.........................................    1,926,000
  1,100,000          8.300% due 8/15/31.........................................    1,280,950
                                                                                  -----------
                                                                                    3,206,950
                                                                                  -----------
Panama  -- 5.6%
  3,608,104         Republic of Panama, PDI, 2.000% due 7/17/16 (b).............    3,238,274
                                                                                  -----------
Peru  -- 7.0%
  4,675,000         Republic of Peru, FLIRB, 4.500% due 3/7/17 (b)..............    4,055,562
                                                                                  -----------
Philippines  -- 6.0%
                    Republic of Philippines:
    350,000          8.875% due 4/15/08.........................................      379,312
  1,272,000          DCB, 2.063% due 12/1/09 (b)................................    1,151,160
  1,175,000          FLIRB, Series B, 2.063% due 6/1/08 (b).....................    1,089,812
    846,667          NMB, 2.063% due 1/5/05 (b).................................      838,200
                                                                                  -----------
                                                                                    3,458,484
                                                                                  -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

-----------------------
Schedule of Investments (continued)
February 29, 2004

   FACE
  AMOUNT                                    SECURITY (a)                             VALUE
---------------------------------------------------------------------------------------------
Russia  -- 5.6%
$ 3,275,000         Russia Federation, 5.000% due 3/31/30 (b)...................  $ 3,225,875
                                                                                  -----------
Turkey  -- 6.0%
                    Republic of Turkey:
  1,150,000          12.375% due 6/15/09........................................    1,461,938
  1,600,000          11.500% due 1/23/12........................................    2,024,000
                                                                                  -----------
                                                                                    3,485,938
                                                                                  -----------
Venezuela  -- 9.9%
  6,285,510         Republic of Venezuela, DCB, Series DL, 2.125% due 12/18/07
                     (b)........................................................    5,719,814
                                                                                  -----------

                    Total Sovereign Bonds (Cost  --  $49,582,166)...............   54,901,732
                                                                                  -----------

Loan Participations (b)(c)  -- 4.8%
  2,795,812         Kingdom of Morocco, Tranche A, 2.031% due 1/2/09
                     (J.P. Morgan Chase & Co., CS First Boston Corp., UBS
                     Financial Services Inc.) (Cost  --  $2,653,434)............    2,757,370
                                                                                  -----------

Repurchase Agreement  -- 0.4%
    258,000         Deutsche Bank Securities Inc. dated 2/27/04, 0.990% due
                     3/1/04; Proceeds at maturity  --  $258,021; (Fully
                     collateralized by various U.S. government agency
                     obligations, 0.000% to 3.000% due 11/15/09 to 7/15/12;
                     Market value  --  $265,701) (Cost  --  $258,000)...........      258,000
                                                                                  -----------

                    Total Investments  -- 100.0% (Cost  --  $52,493,600*).......  $57,917,102
                                                                                  -----------
                                                                                  -----------
---------------------------------------------------------------------------------------------

(a) Securities are segregated as collateral pursuant to loan agreement or swap agreement.
(b) Rate shown reflects current rate on instruments with variable rates or step coupon rates.
(c) Participation interests were acquired through the financial institutions indicated parenthetically.
 *  Aggregate cost for Federal income tax purposes is $52,684,340.

  Abbreviations used in this schedule:
  -----------------------------------
  DCB   -- Debt Conversion Bond
  FLIRB -- Front Loaded Interest Reduction Bond
  MYDFA -- Multi-Year Depository Facility Agreement
  NMB   -- New Money Bond
  PDI   -- Past Due Interest

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

-----------------------------------
Statement of Assets and Liabilities
February 29, 2004

ASSETS:
   Investments, at value (Cost  -- $52,493,600).............  $57,917,102
   Cash.....................................................    2,451,908
   Receivable for securities sold...........................   13,801,912
   Interest receivable......................................      546,507
                                                              -----------
   TOTAL ASSETS.............................................   74,717,429
                                                              -----------
LIABILITIES:
   Loan payable.............................................   15,000,000
   Unrealized depreciation on interest rate swap contract
    (Note 4)................................................    2,186,496
   Payable on interest rate swap contract...................      134,598
   Loan interest payable (Note 6)...........................       57,646
   Management fee payable...................................       47,972
   Accrued expenses.........................................      147,250
                                                              -----------
   TOTAL LIABILITIES........................................   17,573,962
                                                              -----------
TOTAL NET ASSETS............................................  $57,143,467
                                                              -----------
                                                              -----------
NET ASSETS:
   Common Stock ($0.001 par value, 100,000,000 shares
    authorized; 4,301,998 shares outstanding)...............  $     4,302
   Additional paid-in capital...............................   57,107,111
   Overdistributed net investment income....................      (38,621)
   Accumulated net realized loss from investment
    transactions and interest rate swap contract............   (3,166,331)
   Net unrealized appreciation of investments and interest
    rate swap contract......................................    3,237,006
                                                              -----------
TOTAL NET ASSETS............................................  $57,143,467
                                                              -----------
                                                              -----------
NET ASSET VALUE, PER SHARE ($57,143,467 [div] 4,301,998
 shares outstanding)........................................       $13.28
                                                                   ------
                                                                   ------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

-----------------------
Statement of Operations
For the Year Ended February 29, 2004

INVESTMENT INCOME:
   Interest.................................................  $ 5,646,022
                                                              -----------
EXPENSES:
   Management fee (Note 2)..................................      577,420
   Interest expense (Note 6)................................      360,200
   Legal fees...............................................       96,931
   Audit fees...............................................       65,818
   Directors' fees..........................................       50,090
   Shareholder communications...............................       43,330
   Transfer agency services.................................       28,096
   Registration fees........................................       25,129
   Custody..................................................       22,277
   Insurance................................................        1,878
   Other....................................................       23,369
                                                              -----------
   TOTAL EXPENSES...........................................    1,294,538
                                                              -----------
NET INVESTMENT INCOME.......................................    4,351,484
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND INTEREST RATE SWAP CONTRACT (NOTES 3 AND 4):
   Realized Gain (Loss) From:
      Investment transactions...............................    6,368,056
      Interest rate swap contract...........................     (783,953)
                                                              -----------
   NET REALIZED GAIN........................................    5,584,103
                                                              -----------
   Change in Net Unrealized Appreciation (Depreciation) of
   Investments
   and Interest Rate Swap Contract:
      Beginning of year.....................................     (141,563)
      End of year...........................................    3,237,006
                                                              -----------
   INCREASE IN NET UNREALIZED APPRECIATION..................    3,378,569
                                                              -----------
NET GAIN ON INVESTMENTS AND INTEREST RATE SWAP CONTRACT.....    8,962,672
                                                              -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $13,314,156
                                                              -----------
                                                              -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

-----------------------------------
Statements of Changes in Net Assets
For the Years Ended February 29, 2004 and
February 28, 2003

                                                                 2004         2003'D'
----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $ 4,351,484   $ 5,354,869
   Net realized gain (loss).................................    5,584,103    (3,758,292)
   Increase (decrease) in net unrealized appreciation.......    3,378,569      (428,217)
                                                              -----------   -----------
   INCREASE IN NET ASSETS FROM OPERATIONS...................   13,314,156     1,168,360
                                                              -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................   (4,501,258)   (4,679,499)
   Capital..................................................           --       (60,548)
                                                              -----------   -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (4,501,258)   (4,740,047)
                                                              -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued for reinvestment of dividends
    (4,728 and 7,325 shares issued, respectively)...........       59,995        74,280
                                                              -----------   -----------
   INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...       59,995        74,280
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS...........................    8,872,893    (3,497,407)
NET ASSETS:
   Beginning of year........................................   48,270,574    51,767,981
                                                              -----------   -----------
   END OF YEAR*.............................................  $57,143,467   $48,270,574
                                                              -----------   -----------
                                                              -----------   -----------
* Includes overdistributed net investment income of:........     $(38,621)      $(3,476)
                                                              -----------   -----------
                                                              -----------   -----------

---------

'D' Certain amounts have been reclassified among net investment income and net realized gains in order to conform to current year presentation of swap contracts. At February 29, 2004 and February 28, 2003, $783,953 and $680,700 were reclassified from net investment income to net realized gains. These reclassifications had no impact on the net assets of the Fund or the amount and character of distributions.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

-----------------------
Statement of Cash Flows
For the Year Ended February 29, 2004

CASH FLOWS PROVIDED (USED) BY OPERATING AND INVESTING
 ACTIVITIES:
   Interest received........................................  $  3,866,395
   Operating expenses paid..................................      (831,874)
   Net sales of short-term investments......................     1,915,000
   Realized loss on interest rate swap transactions.........      (783,953)
   Purchases of long-term investments.......................   (58,943,150)
   Proceeds from disposition of long-term investments.......    59,303,710
   Interest paid on bank loans..............................      (367,055)
                                                              ------------
   NET CASH FLOWS PROVIDED BY OPERATING AND INVESTING
    ACTIVITIES..............................................     4,159,073
                                                              ------------
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
   Cash distributions paid on Common Stock..................    (4,501,258)
   Proceeds from reinvestment of dividends..................        59,995
                                                              ------------
NET CASH FLOWS USED BY FINANCING ACTIVITIES.................    (4,441,263)
                                                              ------------
NET DECREASE IN CASH........................................      (282,190)
Cash, Beginning of Year.....................................     2,734,098
                                                              ------------
CASH, END OF YEAR...........................................  $  2,451,908
                                                              ------------
                                                              ------------
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO
NET CASH FLOWS PROVIDED BY OPERATING AND INVESTING
ACTIVITIES:
   INCREASE IN NET ASSETS FROM OPERATIONS...................  $ 13,314,156
                                                              ------------
   Accretion of discount on investments.....................    (2,252,346)
   Decrease in investments, at value........................     3,172,244
   Amortization of premium on investments...................       160,334
   Decrease in interest receivable..........................       306,023
   Increase in interest rate swap contract payable..........         6,362
   Increase in receivable for securities sold...............    (8,344,974)
   Decrease in payable for securities purchased.............    (2,298,335)
   Decrease in interest payable on loan.....................        (6,855)
   Increase in accrued expenses.............................       102,464
                                                              ------------
   TOTAL ADJUSTMENTS........................................    (9,155,083)
                                                              ------------
NET CASH FLOWS PROVIDED BY OPERATING AND INVESTING
 ACTIVITIES.................................................  $  4,159,073
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

-----------------------------
Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

Salomon Brothers Emerging Markets Floating Rate Fund Inc. ('Fund'), was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 25, 1994. The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets plus any borrowings for investment purposes in floating rate debt securities of emerging market sovereign and corporate issuers, including fixed rate securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed rate interest payments received into floating rate interest payments. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount and premium on securities purchased are accreted on an effective yield basis over the life of the security. The

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

-----------------------------
Notes to Financial Statements (continued)

Fund uses the specific identification method for determining realized gain or loss on sale of investments.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all, or substantially all, of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as a return of capital.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(f) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At February 29, 2004, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $773,393 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes.

Note 2. Management and Advisory Fees and Other Transactions

The Fund is a party to an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('SBAM'), an indirect wholly-owned subsidiary of Citigroup Inc. ('Citigroup'). Pursuant to a Sub-Administration Agreement, SBAM has delegated certain administrative services to Smith Barney Fund Management LLC ('SBFM'), another indirect

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

-----------------------------
Notes to Financial Statements (continued)

wholly-owned subsidiary of Citigroup and an affiliate of SBAM. The sub-administration agreement is between SBAM and SBFM. The Fund pays SBAM a monthly fee at an annual rate of 1.05% of the Fund's average weekly net assets for its services. This fee is calculated daily and paid monthly.

Certain officers and/or Directors of the Fund are also officers and/or Directors of SBAM.

Note 3. Portfolio Activity

For the year ended February 29, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases...................................................  $56,644,815
                                                              -----------
                                                              -----------
Sales.......................................................  $61,051,078
                                                              -----------
                                                              -----------

At February 29, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation...............................  $5,727,264
Gross unrealized depreciation...............................    (494,502)
                                                              ----------
Net unrealized appreciation.................................  $5,232,762
                                                              ----------
                                                              ----------

Note 4. Interest Rate Swaps

In order to manage interest rate sensitivity (duration), the Fund has entered into an interest rate swap agreement with J.P. Morgan Chase Bank (counterparty) pursuant to which, the Fund has guaranteed to make semi-annual payments to the counterparty at predetermined fixed rates, in exchange for floating payments from the counterparty at the 6-month LIBOR, based on notional principal amount. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. Net periodic interest payments to be received or paid are accrued daily and recorded in the statement of operations as an adjustment to realized gain or loss. At
February 29, 2004, the Fund had outstanding the following interest rate swap agreement:

Swap Counterparty:                    J.P. Morgan Chase Bank
Effective Date:                       12/28/00
Notional Amount:                      $16,000,000
Payments Made by the Fund:            Fixed Rate 6.13%
Payments Received by the Fund:        Floating Rate (6-month LIBOR)
Termination Date:                     12/29/10
Unrealized Depreciation as of
  2/29/04:                            $(2,186,496)

In connection with this agreement, the Fund is exposed to off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

-----------------------------
Notes to Financial Statements (continued)

Assets and Liabilities. Additionally, the Fund is exposed to credit risk in the event of non-performance by the swap counterparty.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in such loans are in the form of participations in the loans.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations because the market for such instruments is not highly liquid.

At February 29, 2004, the Fund held loan participations with a total cost of $2,653,434.

Note 6. Loan

At February 29, 2004, the Fund had $15,000,000 outstanding of an available $20,000,000 loan pursuant to a revolving credit and security agreement with CXC Inc., a commercial paper conduit issuer for which Citicorp North America Inc., another affiliate of SBAM, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended February 29, 2004, the Fund paid interest expense of $360,200.

Note 7. Credit and Market Risk

The yields on emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of untimely and ultimate non-payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At February 29, 2004, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

-----------------------------
Notes to Financial Statements (continued)

Note 8. Dividends Subsequent to February 29, 2004

On February 4, 2004, the Board of Directors of the Fund declared three dividends from net investment income, each in the amount of $0.073 per share, payable on March 26, 2004, April 30, 2004, and May 28, 2004 to shareholders of record on March 16, 2004, April 20, 2004 and May 18, 2004, respectively.

Note 9. Capital Loss Carryforward

At February 29, 2004, the Fund had for Federal income tax purposes, approximately $3,014,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, the gains so offset will not be distributed. However, if current year distributions exceed the required distribution amount as defined under the Internal Revenue Code of 1986, as amended, realized gains that have been offset by the carryforward losses may be taxable to shareholders.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                                                                2008        2011
                                                                ----        ----
Carryforward Amounts........................................  $498,000   $2,516,000

Note 10. Income Tax Information and Distributions to Shareholders

The tax basis components of distributable earnings at February 29, 2004 was:

                                                                 2004
                                                                 ----
Accumulated capital losses..................................  $(3,014,211)
                                                              -----------
                                                              -----------
Unrealized appreciation.....................................  $ 3,046,266
                                                              -----------
                                                              -----------

At February 29, 2004, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sales loss deferrals and the treatment of amortization of premiums and accretion of discounts.

The tax character of distributions paid during the years ended February 29 and February 28 were:

                                                                 2004         2003
                                                                 ----         ----
Ordinary income.............................................  $4,501,258   $4,679,499
Capital.....................................................          --       60,548
                                                              ----------   ----------
Total.......................................................  $4,501,258   $4,740,047
                                                              ----------   ----------
                                                              ----------   ----------

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

-----------------------------
Notes to Financial Statements (continued)

11. Additional Information

The Fund has received the following information from Citigroup Asset Management ('CAM'), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the 'Revenue Guarantee Agreement'). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended, eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the 'Boards') were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions, CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. The Fund did not implement the contractual agreement described above and therefore will not receive any portion of the payment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

The Fund's transfer agent is American Stock Transfer & Trust Company, which is not affiliated with CAM or PFPC Inc.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

--------------------
Financial Highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

                                                            2004(1)    2003(2)   2002(2)    2001     2000(3)
------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR.......................   $11.23      $12.07    $11.84    $12.08    $10.21
                                                            -------    -------   -------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income (4)...............................     1.01        1.24      1.32      1.48      1.57
 Net realized and unrealized gain (loss) (4).............     2.09       (0.98)     0.41     (0.13)     1.89
                                                            -------    -------   -------   -------   -------
Total Income From Operations.............................     3.10        0.26      1.73      1.35      3.46
                                                            -------    -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
 Net investment income...................................    (1.05)      (1.09)    (1.50)    (1.59)    (1.59)
 Net realized gains......................................       --          --        --        --        --
 Capital.................................................       --       (0.01)       --        --        --
                                                            -------    -------   -------   -------   -------

Total Distributions......................................    (1.05)      (1.10)    (1.50)    (1.59)    (1.59)
                                                            -------    -------   -------   -------   -------

NET ASSET VALUE, END OF YEAR.............................   $13.28      $11.23    $12.07    $11.84    $12.08
                                                            -------    -------   -------   -------   -------
                                                            -------    -------   -------   -------   -------

MARKET PRICE, END OF YEAR................................   $13.69      $11.30    $11.75    $12.85    $11.00
                                                            -------    -------   -------   -------   -------
                                                            -------    -------   -------   -------   -------

TOTAL RETURN,
 BASED ON MARKET PRICE (5)...............................    31.55%       6.92%     3.94%    33.58%     3.74%

NET ASSETS, END OF YEAR (000S)...........................   $57,143    $48,271   $51,768   $50,576   $51,405

RATIOS TO AVERAGE NET ASSETS:
 Total expenses, including interest expense..............     2.36%       2.65%     1.81%       --        --
 Total expenses, excluding interest expense
   (operating expenses)..................................     1.70%       1.69%     1.54%     1.52%     1.51%
 Net investment income (4)...............................     7.93%      11.64%    11.55%    12.48%    14.02%

PORTFOLIO TURNOVER RATE..................................       87%         87%      142%      221%      172%

Loans Outstanding, End of Year (000s)....................   $15,000    $15,000   $15,000        --        --
Weighted Average Loans (000s)............................   $15,000    $15,000   $14,566        --        --
Weighted Average Interest Rate on Loans..................     2.40%       2.97%     3.51%       --        --
------------------------------------------------------------------------------------------------------------

(1) For the year ended February 29, 2004.

(2) Certain amounts have been reclassified among net investment income and net realized gains in order to conform to current year presentation of swap contracts. Without the effect of these reclassifications, the net investment income for the years ended February 28, 2003 and February 28, 2002 would have been $1.08 and $1.25, respectively. Net realized and unrealized gain
    (loss) would have been $(0.82) and $0.48, respectively. In addition, the ratio of net investment income to average net assets would have been 10.16% and 10.95%, respectively. These reclassifications had no impact on the net asset value of the Fund or the amount and character of distributions.

(3) For the year ended February 29, 2000.

(4) Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

(5) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

------------------------------
Report of Independent Auditors

To the Board of Directors and Shareholders of Salomon Brothers Emerging Markets Floating Rate Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Emerging Markets Floating Rate Fund Inc. (the 'Fund') at February 29, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 19, 2004

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

----------------------
Additional Information (unaudited)

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of Salomon Brothers Emerging Markets Floating Rate Fund Inc. ('Fund') are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                                               NUMBER OF
                                                                                           PORTFOLIOS ADVISED
                                                                                               BY SBAM(2)
                                                         TERM OF     PRINCIPAL              AND OVERSEEN BY
                                   POSITION(S)        OFFICE(1) AND  OCCUPATION(S)              DIRECTOR              OTHER
                                   HELD WITH            LENGTH OF    DURING PAST               (INCLUDING       BOARD MEMBERSHIPS
NAME, ADDRESS AND AGE              FUND(1)             TIME SERVED   FIVE YEARS                THE FUND)         HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED
DIRECTORS:

Carol L. Colman                    Director and           Since      President, Colman             35                  None
Colman Consulting Co.              Member of the          2002       Consulting Co.
278 Hawley Road                    Nominating and
North Salem, NY 10560              Audit Committees,
Age 58                             Class III

Daniel P. Cronin                   Director and           Since      Associate General             32                  None
Pfizer Inc.                        Member of the          2002       Counsel, Pfizer Inc.
235 East 42nd Street               Nominating and
New York, NY 10017                 Audit Committees,
Age 57                             Class III

Leslie H. Gelb                     Director and           Since      President, Emeritus           32          Two registered
150 East 69th Street               Member of the          1994       and Senior Board                          investment companies
New York, NY 10021                 Nominating and                    Fellow, The Council                       advised by Advantage
Age 66                             Audit Committees,                 on Foreign                                Advisers, Inc.
                                   Class II                          Relations; formerly,                      ('Advantage')
                                                                     Columnist, Deputy
                                                                     Editorial Page
                                                                     Editor and Editor,
                                                                     Op-Ed Page, The New
                                                                     York Times

William R. Hutchinson              Director and           Since      President, W.R.               42          Associated
535 N. Michigan                    Member of the          2003       Hutchinson &                              Banc-Corp.
Suite 1012                         Nominating                        Associates Inc.,
Chicago, IL 60611                  and Audit                         formerly Group Vice
Age 61                             Committees,                       President, Mergers
                                   Class III                         and Acquisitions, BP
                                                                     Amoco

Riordan Roett                      Director and           Since      Professor and                 32          The Latin America
The Johns Hopkins University       Member of the          1995       Director, Latin                           Equity Fund, Inc.
1740 Massachusetts Ave., NW        Nominating and                    America Studies
Washington, DC 20036               Audit Committees,                 Program, Paul H.
Age 65                             Class I                           Nitze School of
                                                                     Advanced
                                                                     International
                                                                     Studies, The Johns
                                                                     Hopkins University

Jeswald W. Salacuse                Director and           Since      Henry J. Braker               32          Two registered
Tufts University                   Member of the          1994       Professor of                              investment companies
The Fletcher School of             Nominating and                    Commercial Law and                        advised by Advantage
 Law & Diplomacy                   Audit Committees,                 formerly Dean, The
160 Packard Avenue                 Class I                           Fletcher School of
Medford, MA 02155                                                    Law and Diplomacy,
Age 66                                                               Tufts University

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

----------------------
Additional Information (unaudited) (continued)

                                                                                               NUMBER OF
                                                                                           PORTFOLIOS ADVISED
                                                                                               BY SBAM(2)
                                                         TERM OF     PRINCIPAL              AND OVERSEEN BY
                                   POSITION(S)        OFFICE(1) AND  OCCUPATION(S)              DIRECTOR              OTHER
                                   HELD WITH            LENGTH OF    DURING PAST               (INCLUDING       BOARD MEMBERSHIPS
NAME, ADDRESS AND AGE              FUND(1)             TIME SERVED   FIVE YEARS                THE FUND)         HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

R. Jay Gerken, CFA(3)              Director,              Since      Managing Director of         221                  None
Citigroup Asset                    Chairman and           2002       Citigroup Global
Management ('CAM')                 Chief Executive                   Markets Inc.
399 Park Avenue                    Officer,                          ('CGM'); Chairman,
4th Floor                          Class II                          President, Chief
New York, NY 10022                                                   Executive Officer
Age 52                                                               and Director of
                                                                     Smith Barney Fund
                                                                     Management LLC
                                                                     ('SBFM') Travelers
                                                                     Investment Adviser,
                                                                     Inc. ('TIA') and
                                                                     Citi Fund Management
                                                                     Inc. ('CFM');
                                                                     President and Chief
                                                                     Executive Officer of
                                                                     certain mutual funds
                                                                     associated with
                                                                     Citigroup Inc.
                                                                     ('Citigroup');
                                                                     Formerly Portfolio
                                                                     Manager of Smith
                                                                     Barney Allocation
                                                                     Series Inc. (from
                                                                     1996 to 2001) and
                                                                     Smith Barney Growth
                                                                     and Income Fund
                                                                     (from 1996 to 2000)

OFFICERS:

Peter J. Wilby, CFA                President              Since      Managing Director of         N/A                  N/A
CAM                                                       2002       CGM and Salomon
399 Park Avenue                                                      Brothers Asset
4th Floor                          Executive Vice         1994-      Management Inc
New York, NY 10022                 President              2002       ('SBAM')
Age 44

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

----------------------
Additional Information (unaudited) (continued)

                                                                                               NUMBER OF
                                                                                           PORTFOLIOS ADVISED
                                                                                               BY SBAM(2)
                                                         TERM OF     PRINCIPAL              AND OVERSEEN BY
                                   POSITION(S)        OFFICE(1) AND  OCCUPATION(S)              DIRECTOR              OTHER
                                   HELD WITH            LENGTH OF    DURING PAST               (INCLUDING       BOARD MEMBERSHIPS
NAME, ADDRESS AND AGE              FUND(1)             TIME SERVED   FIVE YEARS                THE FUND)         HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Andrew B. Shoup                    Treasurer              Since      Director of CAM;             N/A                  N/A
CAM                                                       2004       Senior Vice
125 Broad Street                                                     President and Chief
11th Floor                         Senior Vice            Since      Administrative
New York, NY 10004                 President and          2003       Officer of mutual
Age 47                             Chief                             funds associated
                                   Administrative                    with Citigroup;
                                   Officer                           Treasurer of certain
                                                                     mutual funds
                                                                     associated with
                                                                     Citigroup; Head of
                                                                     International Funds
                                                                     Administration of
                                                                     CAM (from 2001 to
                                                                     2003); Director of
                                                                     Global Funds
                                                                     Administration of
                                                                     CAM from 2000 to
                                                                     2001); Head of U.S.
                                                                     Citibank Funds
                                                                     Administration of
                                                                     CAM (from 1998 to
                                                                     2000)

James E. Craige, CFA               Executive Vice         Since      Managing Director of         N/A                  N/A
CAM                                President              1999       CGM and SBAM since
399 Park Avenue                                                      December 1998.
4th Floor                                                            Director of CGM and
New York, NY 10022                                                   SBAM since January
Age 37                                                               1998 and Vice
                                                                     President of CGM and
                                                                     SBAM since January
                                                                     1996

Thomas K. Flanagan, CFA            Executive Vice         Since      Managing Director of         N/A                  N/A
CAM                                President              1994       CGM and SBAM since
399 Park Avenue                                                      December 1998. Prior
4th Floor                                                            to December 1998,
New York, NY 10022                                                   Director of CGM and
Age 50                                                               SBAM

Frances M. Guggino                 Controller             Since      Vice President of            N/A                  N/A
CAM                                                       2002       CGM; Controller of
125 Broad Street                                                     certain mutual funds
10th Floor                                                           associated with
New York, NY 10004                                                   Citigroup
Age 45

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

----------------------
Additional Information (unaudited) (continued)

                                                                                               NUMBER OF
                                                                                           PORTFOLIOS ADVISED
                                                                                               BY SBAM(2)
                                                         TERM OF     PRINCIPAL              AND OVERSEEN BY
                                   POSITION(S)        OFFICE(1) AND  OCCUPATION(S)              DIRECTOR              OTHER
                                   HELD WITH            LENGTH OF    DURING PAST               (INCLUDING       BOARD MEMBERSHIPS
NAME, ADDRESS AND AGE              FUND(1)             TIME SERVED   FIVE YEARS                THE FUND)         HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Robert I. Frenkel                  Secretary and          Since      Managing Director            N/A                  N/A
CAM                                Chief Legal            2003       and General Counsel
300 First Stamford Place           Officer                           of Global Mutual
4th Floor                                                            Funds for CAM and
Stamford, CT 06902                                                   its predecessor
Age 48                                                               (since 1994);
                                                                     Secretary of CFM;
                                                                     Secretary and Chief
                                                                     Legal Officer of
                                                                     mutual funds
                                                                     associated with
                                                                     Citigroup

---------
(1) The Fund's Board of Directors is divided into three classes: Class I,
    Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meeting of Stockholders in the year 2005, year 2006 and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2) Number of portfolios advised by SBAM or affiliates of SBAM.

(3) Mr. Gerken in an 'interested person' of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

--------------------------
Dividend Reinvestment Plan (unaudited)

1. Each shareholder initially purchasing shares of common stock ('Shares') of Salomon Brothers Emerging Markets Floating Rate Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

--------------------------
Dividend Reinvestment Plan (unaudited) (continued)

above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

--------------------------
Dividend Reinvestment Plan (unaudited) (continued)

with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

--------------------------
Dividend Reinvestment Plan (unaudited) (continued)

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

                              -------------------

This report is transmitted to the shareholders of Salomon Brothers Emerging Markets Floating Rate Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the fund (toll-free) at 1-800-446-1013 and by visiting the SEC's web site at www.sec.gov.

SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

---------
Directors

CAROL L. COLMAN
DANIEL P. CRONIN
LESLIE H. GELB
R. JAY GERKEN, CFA
WILLIAM R. HUTCHINSON
RIORDAN ROETT
JESWALD W. SALACUSE

-------
Officers

R. JAY GERKEN, CFA
    Chairman and
    Chief Executive Officer

PETER J. WILBY, CFA
    President

ANDREW B. SHOUP
    Senior Vice President,
    Chief Administrative Officer
    and Treasurer

JAMES E. CRAIGE, CFA
    Executive Vice President

THOMAS K. FLANAGAN, CFA
    Executive Vice President

FRANCES M. GUGGINO
    Controller

ROBERT I. FRENKEL
    Secretary and
    Chief Legal Officer

---------------------------------
Salomon Brothers Emerging Markets
Floating Rate Fund Inc.
    125 Broad Street
    10th Floor, MF-2
    New York, New York 10004

TELEPHONE
     1-888-777-0102

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    American Stock Transfer & Trust Company
    59 Maiden Lane
    New York, New York 10038

LEGAL COUNSEL
    Simpson Thacher & Bartlett LLP
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT AUDITORS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

NEW YORK STOCK EXCHANGE SYMBOL
    EFL

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038


EFLANN 2/04
    04-6448



Salomon Brothers
Emerging Markets
Floating Rate Fund Inc.


Annual Report

FEBRUARY 29, 2004




   --------
   SALOMON
   --------
   BROTHERS
   --------
Asset Management

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Hutchinson as the Audit Committee's financial expert. Mr. Hutchinson is an "independent" Director pursuant to paragraph
         (a)(2) of Item 3 to Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees for Salomon Brothers Emerging Markets Floating Rate Fund Inc. were $53,000 and $53,000 for the years ended 2/28/04 and 2/28/03, respectively.

     (b) Audit-Related Fees for Salomon Brothers Emerging Markets Floating Rate Fund Inc. of $0 and $8,500 for the years ended 2/28/04 and 2/28/03. These amounts represent procedures performed and prepared for agreed upon procedures letter in accordance with the terms of the Supplementary Articles.

         In addition, there were no Audit-Related Fees billed in the years ended 2/28/04 and 2/28/03 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Emerging Markets Floating Rate Fund Inc. ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

     (c) Tax Fees for Salomon Brothers Emerging Markets Floating Rate Fund Inc. of $4,100 and $3,800 for the years ended 2/28/04 and 2/28/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Emerging Markets Floating Rate Fund Inc.

         There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2003 that required pre-approval by the Audit Committee.

     (d) There were no All Other Fees for Salomon Brothers Emerging Markets Floating Rate Fund Inc. for the years ended 2/28/04 and 2/28/03.

         All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management ("SBAM"), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to

         Salomon Brothers Emerging Markets Floating Rate Fund Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management ("CAM") entities, were $558,750; all of which were pre-approved by the Audit Committee.

     (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

         The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

         The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

         Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to
         (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
         (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.


     (f) N/A

     (g) Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Emerging Markets Floating Rate Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Emerging Markets Floating Rate Fund Inc. were $18.3 million and $6.4 million for the years ended 12/31/2003 and 12/31/2002.

     (h) Yes. The Salomon Brothers Emerging Markets Floating Rate Fund Inc.'s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Salomon Brothers Emerging Markets Floating Rate Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

         In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

         In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

         In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

         CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

         If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

        (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
              Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.


ITEM 10. EXHIBITS.

        (a)   Code of Ethics attached hereto.

        Exhibit 99.CODE ETH

        (b)   Attached hereto.

        Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

        Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Floating Rate Fund Inc.


By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Date:    May 7, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         Salomon Brothers Emerging Markets Floating Rate Fund Inc.
Date:    May 7, 2004


By:      /s/ Andrew B. Shoup
         Andrew B. Shoup
         Chief Administrative Officer of
         Salomon Brothers Emerging Markets Floating Rate Fund Inc.

Date:    May 7, 2004



                         STATEMENT OF DIFFERENCES
                         ------------------------
The dagger symbol shall be expressed as................................. 'D'
The section symbol shall be expressed as................................ 'SS'